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                                                                   Exhibit 10.19

Deloitte Touche Tohmatsu                                           Deloitte
Av. Presidente Wilson 231-22(degree)                               Touche
20030-021 - Rio de Janeiro - RJ                                    Tohmatsu
Brasil

Telefone: (21) 524-1281
Fac-simile: (21) 220-3876
www.deloitte.com.br


Consent of Independent Public Accountants


As Independent Public Accountants, we hereby consent to the use in this Annual Report on Form 20-F, as amended, filed by Companhia Vale do Rio Doce (Registration No. 000-26030), which is incorporated by reference in the Registration Statement on Form F-3 (Registration No. 333-82136), of our report dated February 2, 2001, relating to the financial statements of TVV - Terminal de Vila Velha S.A. for the years ended December 31, 2000 and 1999 which is included in such Annual Report.


/s/ DELOITTE TOUCHE TOHMATSU

Deloitte Touche Tohmatsu
Independent Auditors

Rio de Janeiro, Brazil, March 6, 2002
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Deloitte Touche Tohmatsu
Av. Presidente Wilson 231-22(degree)                              Deloitte
20030-021 - Rio de Janeiro - RJ                                   Touche
Brasil                                                            Tohmatsu

Telefone: (21) 524-1281
Fac-simile: (21) 220-3876
www.deloitte.com.br


Consent of Independent Public Accountants


As Independent Public Accountants, we hereby consent to the use in this Annual Report on Form 20-F, as amended, filed by Companhia Vale do Rio Doce (Registration No. 000-26030), which is incorporated by reference in the Registration Statement on Form F-3 (Registration No. 333-82136), of our report dated April 28, 2000, relating to the financial statements of TVV - Terminal de Vila Velha S.A. for the years ended December 31, 1999 and 1998 which is included in such Annual Report.

/s/ DELOITTE TOUCHE TOHMATSU

DELOITTE TOUCHE TOHMATSU
Independent Auditors

Rio de Janeiro, Brazil, March 6, 2002